UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): December 30, 2005

APOLLO INVESTMENT CORPORATION
(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-112591 Commission File Number	52-2439556 (IRS Employer Identification Number)

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9 West 57th Street, 41st Floor New York, NY (Address of principal executive offices)	10019 (Zip Code)

Registrant’s telephone number, including area code: (212) 515-3200
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

                        Apollo Investment Corporation (“Apollo”) entered into a five year, Senior Secured Revolving Credit Agreement (the “Agreement”) on April 14, 2005 with a group of lenders and JPMorgan Chase Bank, N.A., as administrative agent. Under the Agreement, the lenders had agreed to extend credit to Apollo in an initial aggregate principal amount not exceeding $800,000,000 at any one time outstanding. Pricing was set, and remains, at 100 basis points over LIBOR.

                        The Agreement also provided for the ability of Apollo to seek additional commitments from lenders in an aggregate amount of up to $400,000,000 without the consent of any lender other than those providing the additional commitments. Effective December 29, 2005, lenders provided such additional commitments in the amount of $100,000,000, increasing the total facility size to $900 million, on the same terms and conditions as the existing commitments. Apollo maintains its ability to seek an additional $300,000,000 of commitments from lenders in the future under the Agreement.

                        The Agreement is generally being used to supplement Apollo’s equity capital to make additional portfolio investments.

About Apollo Investment Corporation

                        Apollo Investment Corporation is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company’s investment portfolio is principally in middle-market private companies. From time to time, the Company may also invest in public companies. The Company primarily invests in senior secured loans and mezzanine loans and equity in furtherance of its business plan. Apollo Investment Corporation is managed by Apollo Investment Management, L.P., an affiliate of Apollo Management, L.P., a leading private equity investor.

Forward-Looking Statements

                        Statements included herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein.

SIGNATURES

                        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO INVESTMENT CORPORATION
Date: December 30, 2005	By:	/s/ Richard L. Peteka
Name: Richard L. Peteka Title: Chief Financial Officer

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